UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2006

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

Delaware
000-31257
84-1421844
(State or other	(Commission File	(IRS Employer
Jurisdiction of

Number)

Identification No.)

Incorporation)

11802 Ridge Parkway, Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

(720) 558-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events

On June 7, 2006, John A. Kelley, the Chairman, President and Chief Executive Officer of McDATA Corporation (“McDATA”), entered into a Rule 10b5-1 Stock Purchase Plan to purchase $100,000 of McDATA Class B common stock at market prices on September 25, 2006.  The purchase date was required to be set 6 months from a March 2006 sale of shares for tax purposes in order to be compliant with 16(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey Executive Vice President and Chief Legal Officer

                                                Dated: June  7, 2006